UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2018 (November 15, 2018)

NCI Building Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400 Cary, North Carolina (Address of principal executive offices)	27513 (Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 20, 2018, NCI Building Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the previously announced merger of Ply Gem Parent, LLC, a Delaware limited liability company (“Ply Gem”) with and into the Company, with the Company continuing its existence as a corporation organized under the laws of the State of Delaware. The Initial 8-K omitted both the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements required by Item 9.01(a) of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Ply Gem Holdings, Inc. and its subsidiaries (collectively, the “Predecessor”) as of December 31, 2017 and December 31, 2016, the related consolidated statements of operations, comprehensive income, stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2017, and the related notes, included in the Company’s proxy statement filed on October 17, 2018, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited (i) condensed consolidated statement of operations and comprehensive income (loss) of Ply Gem Midco, Inc. and its subsidiaries (collectively, the “Successor”) for the three months ended September 29, 2018 and for the period of April 13, 2018 to September 29, 2018 and of the Predecessor for the three months ended September 30, 2017, for the period of January 1, 2018 to April 12, 2018 and for the nine months ended September 30, 2017, (ii) condensed consolidated balance sheets of the Successor as of September 29, 2018 and of the Predecessor as of December 31, 2017, (iii) condensed consolidated statements of cash flows of the Successor for the period of April 13, 2018 to September 29, 2018 and of the Predecessor for the period of January 1, 2018 to April 12, 2018 and for the nine months ended September 30, 2017 and (iv) the related notes, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to the Initial 8-K no later than 71 days after the required filing date for the Initial 8-K.

(d)       Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP (consent of independent registered public accounting firm of Ply Gem Holdings, Inc. and its subsidiaries).

99.1	Audited consolidated financial statements and the related notes (incorporated by reference to such audited financial statements and the related notes included in the Company’s proxy statement filed on October 17, 2018).

99.2	Unaudited financial statements and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2018

NCI Building Systems, Inc.

By:	/s/ Todd R. Moore
Name:	Todd R. Moore
Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP (consent of independent registered public accounting firm of Ply Gem Holdings, Inc. and its subsidiaries).

99.1	Audited consolidated financial statements and the related notes (incorporated by reference to such audited financial statements and the related notes included in the Company’s proxy statement filed on October 17, 2018).

99.2	Unaudited financial statements and the related notes.